UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2014

Cloud Peak Energy Inc.

Cloud Peak Energy Resources LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34547 333-168639	26-3088162 26-4073917
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 LTIP Award Agreements

On March 14, 2014, the Compensation Committee of the Board of Directors of Cloud Peak Energy Inc. (“Cloud Peak Energy”) approved various forms of equity award agreements (“Award Agreements”) pursuant to Cloud Peak Energy’s 2009 Long Term Incentive Plan (“LTIP”) and in connection with the 2014 annual LTIP grants to employees. There are three 2014 Award Agreements, for the following types of grants: (1) stock options, (2) performance share units, and (3) restricted stock units.  The Award Agreements are substantively similar to the respective 2013 Award Agreements previously disclosed for Cloud Peak Energy’s 2013 LTIP awards.  The 2014 performance share unit agreement was modified to clarify the performance period requirements relative to the service period requirements, and the reinvestment of dividends for purposes of the total stockholder return calculation was simplified to assume reinvestment on a daily basis rather than as of the last trading day of the applicable fiscal quarter in which the dividends were paid.

The 2014 Award Agreements are filed as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K and are incorporated by reference in this Item 5.02(e).  The foregoing summary is qualified in its entirety by the complete terms and conditions of the LTIP and the 2014 and 2013 Award Agreements, as appropriate.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith.

10.1	Form of 2014 Performance Share Unit Award Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

10.2	Form of 2014 Nonqualified Stock Option Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

10.3	Form of 2014 Restricted Stock Unit Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: March 14, 2014	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Senior Vice President, General Counsel and Corporate Secretary

CLOUD PEAK ENERGY RESOURCES LLC

Date: March 14, 2014	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of 2014 Performance Share Unit Award Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

10.2	Form of 2014 Nonqualified Stock Option Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

10.3	Form of 2014 Restricted Stock Unit Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan